Deposits (Detail) In Millions, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 INR	Mar. 31, 2013 INR
Interest-bearing:
Savings deposits	$ 17,188.8	1,031,326.1	882,099.8
Time deposits	33,763.8	2,025,828.4	1,556,162.2
Total interest-bearing deposits	50,952.6	3,057,154.5	2,438,262.0
Non-interest-bearing deposits	10,214.1	612,845.6	522,271.9
Total	$ 61,166.7	3,670,000.1	2,960,533.9